Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2004

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Assistant VP, Strategy and Planning
Phone: (441) 278-0988
Fax: (441) 278-0493
email:  mcressall@endurance.bm

This report is for information purposes only.  It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance.  Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters.  Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made.  We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements.  These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2003 and our Quarterly Report on Form 10-Q for the three months ended September 30, 2004.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance.  The loss ratio is the ratio of claims and claims adjustment expense to earned premiums.  The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio.  These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium.  A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
ORGANIZATION CHART

Endurance Specialty Holdings Ltd.

Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - James Kroner Chief Actuary and Chief Risk Officer - David Cash
General Counsel - John Del Col

Endurance Reinsurance	Endurance Specialty	Endurance	Endurance Worldwide	Endurance Insurance
Corporation of America	Insurance Ltd.	Services Limited	Insurance Limited	Operations

(Principal Operation - New York)	(Principal Operation - Bermuda)	(Principal Operation - New York)	(Principal Operation - London)

President -	President -	Chairman, Underwriting	Chief Executive Officer -	President -
William Jewett	David Cash	Committee -	Mark Boucher	Michael Fujii
Steven Carlsen

President -
John O'Connor

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

Endurance Specialty Holdings Ltd. (Bermuda)

	Endurance Specialty Insurance Ltd. (Bermuda)			Endurance Services Limited (U.K.)

	Endurance U.S. Holdings Corp. (U.S.)		Endurance Worldwide Holdings Limited (U.K.)

Endurance Reinsurance Corporation of America (U.S.)	Endurance Elite Assurance Company (Bermuda)	Endurance Specialty Insurance Marketing Corp. (U.S.)	Endurance Worldwide Insurance Limited (U.K.)

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,		Previous Quarter	Previous Year to Date

		2004	2003	2004	2003	Change	Change

HIGHLIGHTS	Net income	$113,108	$88,902	$355,584	$263,437	27.2%	35.0%
	Operating income [a]	108,437	86,524	348,443	247,938	25.3%	40.5%
	Gross premiums written and acquired	272,200	262,156	1,711,357	1,601,997	3.8%	6.8%
	Net premiums earned	411,300	355,998	1,632,600	1,173,947	15.5%	39.1%
	Total assets	5,225,838	3,458,964	5,225,838	3,458,964	51.1%	51.1%
	Total shareholders’ equity	1,862,455	1,644,815	1,862,455	1,644,815	13.2%	13.2%

PER SHARE	Basic earnings per share
AND SHARES DATA	Net income (as reported)	$1.83	$1.39	$5.66	$4.19	32.1%	35.3%
	Operating income (as reported) [a]	$1.76	$1.35	$5.55	$3.94	30.1%	40.9%
	Diluted earnings per share
	Net income (as reported)	$1.71	$1.31	$5.28	$4.00	30.5%	32.2%
	Operating income (as reported) [a]	$1.64	$1.28	$5.18	$3.76	28.5%	37.6%
As Reported	Weighted average common shares outstanding	61,684	64,046	62,781	62,933	(3.7)%	(0.2)%
	Weighted average common shares outstanding and dilutive potential common shares	66,086	67,765	67,283	65,900	(2.5)%	2.1%
Book Value	Book value [b]	$30.30	$25.68	$30.30	$25.68	18.0%	18.0%
Per Share	Diluted book value (treasury stock method) [b]	$27.91	$24.03	$27.91	$24.03	16.1%	16.1%

FINANCIAL RATIOS	Return on average equity (ROAE), net income [c]	6.2%	5.5%	20.3%	18.4%	0.7%	1.9%
	ROAE, operating income [a] [c]	6.0%	5.4%	19.9%	17.3%	0.6%	2.5%
	Return on beginning equity (ROBE), net income	6.4%	5.7%	21.6%	21.6%	0.7%	(0.0)%
	ROBE, operating income [a]	6.1%	5.5%	21.2%	20.4%	0.6%	0.8%
	Investment yield	1.0%	0.9%	3.7%	3.3%	0.1%	0.4%

	Annualized ROAE, net income [c]	24.9%	22.2%	20.3%	18.4%	2.7%	1.9%
	Annualized ROAE, operating income [a] [c]	23.9%	21.6%	19.9%	17.3%	2.3%	2.5%
	Annualized ROBE, net income	25.5%	22.7%	21.6%	21.6%	2.8%	(0.0)%
	Annualized ROBE, operating income [a]	24.5%	22.1%	21.2%	20.4%	2.4%	0.8%
	Annualized investment yield	4.1%	3.5%	3.7%	3.3%	0.6%	0.4%

	Loss ratio	53.0%	54.9%	57.4%	56.5%	(1.9)%	0.9%
GAAP	Acquisition expense ratio	19.6%	19.4%	20.2%	19.6%	0.2%	0.6%
	General and administrative expense ratio	9.0%	8.2%	8.2%	8.6%	0.8%	(0.4)%

	Combined ratio	81.6%	82.5%	85.8%	84.7%	(0.9)%	1.1%
STAT	Acquisition expense ratio	21.4%	19.7%	20.1%	20.7%	1.7%	(0.6)%
	General and administrative expense ratio	13.6%	11.2%	7.9%	6.3%	2.4%	1.6%

	Combined ratio	88.0%	85.8%	85.4%	83.5%	2.2%	1.9%

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 14 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 16.

[c]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,

	2004	2003	2004	2003

UNDERWRITING REVENUES
Gross premiums written and acquired	$272,200	$262,156	$1,711,357	$1,601,997
Premiums ceded	(486)	(1,120)	(14,337)	(4,153)

Net premiums written and acquired	271,714	261,036	1,697,020	1,597,844
Change in unearned premiums	139,586	94,962	(64,420)	(423,897)

Net premiums earned	$411,300	$355,998	$1,632,600	$1,173,947

UNDERWRITING EXPENSES
Losses and loss expenses	$217,858	$195,355	$937,330	$663,696
Acquisition expenses	80,452	69,126	329,784	230,549
General and administrative expenses	36,888	29,209	133,725	100,657

Total underwriting expenses	335,198	293,690	1,400,839	994,902

Underwriting income	$76,102	$62,308	$231,761	$179,045

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$37,462	$21,252	$122,059	$71,010
Interest expense	(4,526)	(845)	(9,959)	(4,238)
Amortization of intangibles	(1,220)	(943)	(3,990)	(3,237)

Total other operating revenue/expenses	$31,716	$19,464	$108,110	$63,535

INCOME BEFORE OTHER ITEMS	107,818	81,772	339,871	242,580
OTHER
Net foreign exchange (losses) gains	$2,735	$3,166	$(214)	$9,883
Net realized (losses) gains on investments	754	(1,267)	6,130	5,718
Income tax (expense) benefit	1,801	5,231	9,797	5,256

NET INCOME	$113,108	$88,902	$355,584	$263,437

KEY RATIOS/PER SHARE DATA
Loss ratio	53.0%	54.9%	57.4%	56.5%
Acquisition expense ratio	19.6%	19.4%	20.2%	19.6%
General and administrative expense ratio	9.0%	8.2%	8.2%	8.6%

Combined ratio	81.6%	82.5%	85.8%	84.7%

Weighted average basic shares outstanding	61,684	64,046	62,781	62,933
Weighted average dilutive shares outstanding	66,086	67,765	67,283	65,900

Basic EPS	$1.83	$1.39	$5.66	$4.19
Diluted EPS	$1.71	$1.31	$5.28	$4.00

ROAE [a]	6.2%	5.5%	20.3%	18.4%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2004	DEC. 31, 2003

ASSETS
Cash and cash equivalents	$271,143	$150,923
Fixed maturity investments available for sale	3,578,174	2,523,309
Investments in other ventures, under equity method	91,036	—
Premiums receivable, net	545,352	518,539
Deferred acquisition costs	195,419	183,387
Securities lending collateral	407,527	—
Prepaid reinsurance premiums	5,248	2,335
Losses recoverable	12,203	1,442
Accrued investment income	28,378	20,434
Intangible assets	47,107	32,407
Other assets	44,251	26,188

TOTAL ASSETS	$5,225,838	$3,458,964

LIABILITIES
Reserve for losses and loss expenses	$1,549,661	$833,158
Reserve for unearned premiums	897,605	824,685
Reinsurance balances payable	70,507	23,977
Securities lending payable	407,527	—
Debt	391,280	103,029
Other liabilities	46,803	29,300

TOTAL LIABILITIES	$3,363,383	$1,814,149

SHAREHOLDERS’ EQUITY
Common shares 61,254,992 issued and outstanding (2003 - 63,912,000)	$61,255	$63,912
Additional paid-in capital	1,111,633	1,189,570
Accumulated other comprehensive income	39,473	46,068
Retained earnings	650,094	345,265

TOTAL SHAREHOLDERS’ EQUITY	$1,862,455	$1,644,815

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,225,838	$3,458,964

Book value per share	$30.30	$25.68
Diluted book value per share (treasury stock method)	$27.91	$24.03

RATIOS
Debt-to-capital	17.4%	5.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DECEMBER 31, 2004

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DECEMBER 31, 2004

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$108,742	$16,124	$36,916	$27,446	$52,303	$30,669	$272,200

Net premiums written	$108,742	$16,124	$36,916	$27,051	$52,212	$30,669	$271,714

Net premiums earned	$127,431	$59,702	$88,703	$28,515	$59,946	$47,003	$411,300

UNDERWRITING EXPENSES
Losses and loss expenses	$59,713	$17,354	$72,582	$12,106	$33,212	$22,891	$217,858
Acquisition expenses	33,445	6,236	23,448	3,749	5,530	8,044	80,452
General and administrative expenses	10,130	4,245	7,906	3,296	6,650	4,661	36,888

Total expenses	103,288	27,835	103,936	19,151	45,392	35,596	335,198

UNDERWRITING INCOME (LOSS)	$24,143	$31,867	$(15,233)	$9,364	$14,554	$11,407	$76,102

GAAP RATIOS
Loss ratio	46.9%	29.1%	81.8%	42.5%	55.4%	48.7%	53.0%
Acquisition expense ratio	26.2%	10.4%	26.5%	13.1%	9.2%	17.1%	19.6%
General and administrative expense ratio	8.0%	7.1%	8.9%	11.6%	11.1%	9.9%	9.0%

Combined ratio	81.1%	46.6%	117.2%	67.2%	75.7%	75.7%	81.6%

STATUTORY RATIOS
Loss ratio	46.9%	29.1%	81.8%	42.5%	55.4%	48.7%	53.0%
Acquisition expense ratio	33.1%	4.9%	23.8%	12.6%	5.0%	21.1%	21.4%
General and administrative expense ratio	9.3%	26.3%	21.4%	12.2%	12.7%	15.2%	13.6%

Combined ratio	89.3%	60.3%	127.0%	67.3%	73.1%	85.0%	88.0%

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DECEMBER 31, 2004

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$441,370	$247,009	$441,256	$112,900	$246,802	$222,020	$1,711,357

Net premiums written	$436,202	$244,072	$438,451	$110,400	$246,371	$221,524	$1,697,020

Net premiums earned	$464,024	$234,961	$378,894	$102,780	$235,621	$216,320	$1,632,600

UNDERWRITING EXPENSES
Losses and loss expenses	$284,631	$65,651	$257,723	$46,051	$147,657	$135,617	$937,330
Acquisition expenses	125,363	26,592	97,456	12,599	23,685	44,089	329,784
General and administrative expenses	31,451	19,912	33,339	11,324	22,084	15,615	133,725

Total expenses	441,445	112,155	388,518	69,974	193,426	195,321	1,400,839

UNDERWRITING INCOME (LOSS)	$22,579	$122,806	$(9,624)	$32,806	$42,195	$20,999	$231,761

GAAP RATIOS
Loss ratio	61.3%	27.9%	68.0%	44.8%	62.7%	62.7%	57.4%
Acquisition expense ratio	27.0%	11.3%	25.7%	12.3%	10.0%	20.4%	20.2%
General and administrative expense ratio	6.8%	8.5%	8.8%	11.0%	9.4%	7.2%	8.2%

Combined ratio	95.1%	47.7%	102.5%	68.1%	82.1%	90.3%	85.8%

STATUTORY RATIOS
Loss ratio	61.3%	27.9%	68.0%	44.8%	62.7%	62.7%	57.4%
Acquisition expense ratio	27.0%	12.3%	25.8%	12.1%	8.6%	20.5%	20.1%
General and administrative expense ratio	7.2%	8.2%	7.6%	10.3%	9.0%	7.0%	7.9%

Combined ratio	95.5%	48.4%	101.4%	67.2%	80.3%	90.2%	85.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	1Q 2004	2Q 2004	3Q 2004	4Q 2004

Unrealized holding gains (losses) on investments, period end	$48,977	$(25,058)	$16,091	$7,687

Operating cash flow	$269,756	$319,167	$306,683	$263,020

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	YEAR ENDED DEC. 31, 2004

Average equity [a]	$1,753,635

Net premiums earned	$1,632,600
Combined ratio	85.8%
Operating margin	14.2%
Premium leverage	0.93	x
Implied ROAE from underwriting activity	13.2%

Average invested assets at amortized cost	$3,277,276
Investment leverage	1.87	x
Year to date investment income yield, pretax	3.7%
Implied ROAE from investment activity	7.0%

Implied Pre-tax Operating ROAE, for period	20.2%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated period.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE

									Year Ended December 31,

	1Q 2004		2Q 2004		3Q 2004		4Q 2004		2004		2003

Average equity	$1,703,959		$1,747,187		$1,751,048		$1,816,640		$1,753,635		$1,431,158

Net premiums earned	$415,826		$395,987		$409,487		$411,300		$1,632,600		$1,173,947

Operating leverage	0.24	x	0.23	x	0.23	x	0.23	x	0.93	x	0.82	x

Annualized operating leverage	0.98	x	0.91	x	0.94	x	0.91	x	0.93	x	0.82	x

Avg. invested assets at amortized cost	$2,781,759		$3,010,450		$3,343,785		$3,744,102		$3,277,276		$2,124,518

Investment leverage	1.63	x	1.72	x	1.91	x	2.06	x	1.87	x	1.48	x

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2004

Type of Investment				Fair Value	Percentage

Cash and equivalents				$271,143	6.9%
U.S. government and agencies				1,188,863	30.2%
Corporate securities				629,611	16.0%
Foreign government				252,748	6.4%
Municipals				156,767	4.0%
Asset-backed securities				419,933	10.7%
Mortgage-backed securities				930,252	23.6%
Investments in other ventures				91,036	2.3%

Total				$3,940,353	100.0%

Ratings				Fair Value	Percentage

U.S. Government and government agencies				$1,188,863	30.2%
AAA/Aaa				2,050,274	52.0%
AA/Aa				179,359	4.6%
A/A				430,821	10.9%
BBB and below				—	—
Investments in other ventures/Not rated				91,036	2.3%

Total				$3,940,353	100.0%

Performance					Dec. 31, 2004

Annualized yield, year to date [a]					3.7%
Duration [b]					2.76

Investment Income	Quarter Ended March 31, 2004	Quarter Ended June 30, 2004	Quarter Ended Sept. 30, 2004	Quarter Ended Dec. 31, 2004	Year Ended Dec. 31, 2004

Total net investment income	$24,675	$28,944	$30,978	$37,462	$122,059

Note:	Cash, cash equivalents and short terms are shown net of investments pending settlement.
	[a]	Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments
	[b]	Duration excludes investments in other ventures

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED MARCH 31, 2004	QUARTER ENDED JUNE 30, 2004	QUARTER ENDED SEPT. 30, 2004	QUARTER ENDED DEC. 31, 2004	YEAR ENDED DEC. 31, 2004

Incurred related to:
Current year	$241,381	$229,900	$359,187	$243,542	$1,074,010
Prior years	(19,372)	(40,692)	(50,932)	(25,684)	(136,680)

Total incurred	222,009	189,208	308,255	217,858	937,330

Paid related to:
Current year	(2,752)	(11,027)	(28,056)	(76,606)	(118,441)
Prior years	(32,819)	(27,076)	(21,801)	(36,557)	(118,253)

Total paid	(35,571)	(38,103)	(49,857)	(113,163)	(236,694)

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

AT DECEMBER 31, 2004
Case reserves	$158,139	$41,542	$68,450	$28,697	$5,000	$68,422	$370,250
Total reserves	379,902	78,621	467,225	70,218	300,112	253,583	1,549,661
Case reserves / Total reserves	41.6%	52.8%	14.7%	40.9%	1.7%	27.0%	23.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,

		2004	2003	2004	2003

DILUTIVE SHARES	Average market price per share	$33.03	$30.83	$33.70	$27.81
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	61,684	64,046	62,781	62,933

	Add: weighted ave. unvested restricted share units	—	8	—	2
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$15,250	—	$15,250	—
	Less: restricted share units bought back via treasury method	—	—	—	—

	Add: weighted ave. dilutive warrants outstanding	7,238	7,243	7,242	7,243
	Weighted average exercise price per share	$18.87	$19.68	$18.87	$19.68
	Less: warrants bought back via treasury method	(4,136)	(4,623)	(4,055)	(5,125)

	Add: weighted ave. dilutive options outstanding	3,194	3,432	3,305	3,392
	Weighted average exercise price per share	$19.15	$19.94	$19.86	$19.76
	Proceeds from unrecognized option expense	$1,427	$3,757	$1,427	$3,757
	Less: options bought back via treasury method	(1,895)	(2,341)	(1,990)	(2,545)

	Weighted average dilutive shares outstanding	66,086	67,765	67,283	65,900

Note:

Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,

	2004	2003	2004	2003

Net income	$113,108	$88,902	$355,584	$263,437
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(3,824)	(3,281)	(1,238)	(9,587)
Net realized (gains) losses on investments	(847)	903	(5,903)	(5,912)

Operating income	$108,437	$86,524	$348,443	$247,938

Weighted average common shares outstanding
Basic	61,684	64,046	62,781	62,933
Dilutive	66,086	67,765	67,283	65,900

Basic per share data
Net income	$1.83	$1.39	$5.66	$4.19
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.06)	(0.05)	(0.02)	(0.15)
Net realized (gains) losses on investments	(0.01)	0.01	(0.09)	(0.09)

Operating income	$1.76	$1.35	$5.55	$3.94

Diluted per share data
Net income	$1.71	$1.31	$5.28	$4.00
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.06)	(0.05)	(0.02)	(0.15)
Net realized (gains) losses on investments	(0.01)	0.01	(0.09)	(0.09)

Operating income	$1.64	$1.28	$5.18	$3.76

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$37.00	$39.00	$41.00	$43.00	$45.00

65,925	66,136	66,334	66,520	66,695	66,861	67,164	67,436	67,682	67,905	68,108

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		DECEMBER 31,

		2004	2003

DILUTIVE SHARES	Price per share at period end	$34.20	$33.55
OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	61,473	64,047
	Add: unvested restricted share units	596	11
	Add: dilutive warrants outstanding	7,202	7,243
	Weighted average exercise price per share	$18.87	$19.68
	Add: dilutive options outstanding	3,204	3,437
	Weighted average exercise price per share	$18.91	$19.95

	Book Value	$1,862,455	$1,644,815
	Add: proceeds from converted warrants	135,908	142,540
	Add: proceeds from converted options	60,582	68,578

	Pro forma book value	$2,058,945	$1,855,933
	Dilutive shares outstanding	72,475	74,737
	Basic book value per share	$30.30	$25.68
	Diluted book value per share	$28.41	$24.83

DILUTIVE SHARES	Price per share at period end	$34.20	$33.55
OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	61,473	64,047
METHOD
	Add: unvested restricted share units	596	11
	Add: dilutive warrants outstanding	7,202	7,243
	Weighted average exercise price per share	$18.87	$19.68
	Less: warrants bought back via treasury method	(3,974)	(4,249)
	Add: dilutive options outstanding	3,204	3,437
	Weighted average exercise price per share	$18.91	$19.95
	Less: options bought back via treasury method	(1,771)	(2,044)

	Dilutive shares outstanding	66,729	68,445
	Basic book value per share	$30.30	$25.68
	Diluted book value per share	$27.91	$24.03

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

ENDURANCE SPECIALTY HOLDINGS LTD.
GROWTH IN BOOK VALUE PER SHARE

	YEAR ENDED DECEMBER 31,
	2004	2003	2002

Net Income	$355,584	$263,437	$102,066

Dividends Paid	(50,346)	(20,505)	—

Shareholders’ Equity	1,862,455	1,644,815	1,217,500

Return on Beginning Equity	21.6%	21.6%

Dividend Payout Ratio [a]	3.1%	1.7%

Dilutive Shares Outstanding	66,729	68,445	56,017

Diluted Book Value Per Share	$27.91	$24.03	$21.73
(treasury stock method)

Growth in Diluted Book Value Per Share	16.1%	10.6%

Growth in Total Return to Shareholders	19.2%	12.3%

[a]	Dividend payout ratio is calculated as annual dividends paid divided by beginning shareholders’ equity.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations.  Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities.  The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations.  In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance.  Operating income should not be viewed as a substitute for GAAP net income.  Please see page 14 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods.  The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost.  The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 16 for a reconciliation of diluted book value per share to basic book value per share.